UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                          --------------------------

                                 FORM 8-K

                               CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                      Date of Report:   January 15, 2002
                      (Date of earliest event reported)

                          EAGLES NEST MINING COMPANY
               (Exact name of Registrant as specified in charter)



       Nevada                       0-26067                 87-0571300
(State or other juris-            (Commission             (IRS Employer
diction of incorporation)           File No.)            Identification No.)



                P.O. Box 3303, Park City, Utah          84060
            (Address of Principal Executive Offices)  (Zip Code)


Registrant's telephone number, including area code:   (435) 649-5060


                                     N/A
        (Former Name or Former Address, if Changed Since Last Report)



Item 4.         Changes in Registrant's Certifying Accountant.

     (a)    Former Independent Accountant

        On January 15, 2002, the Board of Directors of Eagles Nest Mining Company unanimously approved the resolution to replace the Registrant's current principal independent accountant, Jack F. Burke, Jr. The reports of Jack F. Burke, Jr. on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for the two most recent fiscal years and through January 15, 2002, there have been no disagreements with Jack F. Burke, Jr. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Jack F. Burke, Jr., would have caused him to make reference thereto in his report on the financial statements for such years. During the two most recent fiscal years and through January 15, 2002, there have been no events as set forth in Regulation S-B, Item 304(a)(1)(iv)(B). The Registrant has requested that Jack F. Burke, Jr. furnish it with a letter addressed to the SEC stating whether or not he agrees with the above statements. A copy of such letter, will be filed as an amendment to this Form 8-K.

     (b)    New Independent Accountants

        The Registrant engaged H J & Associates, LLC as its new independent accountants as of January 15, 2002. During the two most recent fiscal years and through January 15, 2002, the Registrant has not consulted with H J & Associates, LLC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report nor oral advice was provided to the Registrant that was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or event identified in response to paragraph (a)(1)(iv) of Item 304 of Regulation S-B.

Item 7.         Financial Statements and Exhibits

     (c)    Exhibits.

        (16)    Letter regarding change in certifying accountant.
                (to be filed by amendment)






    SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLES NEST MINING COMPANY


Dated:  January 22, 2002             By:     /s/ J. Rockwell Smith
                                            --------------------------
J. Rockwell Smith
C.E.O., President and Director





COVER LETTER

    Leonard E. Neilson
    ATTORNEY AT LAW
    8160 South Highland Drive
    Suite 209
    Sandy, Utah 84093
Phone:  (801) 733-0800        Fax:  (801) 733-0808

    January 22, 2002



Securities and Exchange Commission
Office of Document Control
450 Fifth Street N.W.
Washington, D.C. 20549

Via EdgarLink
-------------

     Re:    Eagles Nest Mining Company
               File No. 0-26067
               Form 8-K

To Whom It May Concern:

     Please find herewith Form 8-K reporting current events of Eagles Nest Mining Company as of January 15, 2002.

     Please direct all correspondences concerning this filing and Eagles Nest Mining Company to this office.

                                          Yours truly,



                                          Leonard E. Neilson
:ae
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